UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 24, 2022

EQUILLIUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38692	82-1554746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa, Suite 105, La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 412-5302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 24, 2022, the Board increased the number of directors to nine and appointed Dr. Barbara Troupin, M.D., as a class I director of the Company, effective immediately. Dr. Troupin will serve as a member of the Nominating and Corporate Governance Committee. Dr. Troupin does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Dr. Troupin was most recently senior vice president of Myokardia, leading all medical affairs functions, product positioning and launch readiness in the U.S. and E.U. for their first-to-market, precision medicine treatment for hypertrophic cardiomyopathy. Prior to Myokardia, Dr. Troupin was chief medical officer at ERX Pharmaceuticals, a clinical-stage company focused on the discovery and clinical development of innovative drugs to treat obesity and related metabolic diseases; chief medical officer at Aquinox, a clinical-stage company developing novel therapeutics for chronic urological conditions, inflammation, and pain; and chief medical officer at Apricus Biosciences, a biopharmaceutical company advancing innovative medicines in urology, endocrinology, and rheumatology. Prior to Apricus, Dr. Troupin was vice president of medical affairs at VIVUS.

Dr. Troupin has completed executive education through Harvard’s Women on Life Science Boards and was selected as a 2019 Women in Bio Boardroom Ready participant with frequent continuing education on board leadership. Barbara has a Doctorate in Medicine (M.D.) from the University of Pennsylvania School of Medicine and completed her Residency at SHARP Healthcare in San Diego. She has an MBA from The Wharton School of Business and a BA in Biochemistry and Cell Biology from University of California.

Item 8.01	Other Information.

On March 1, 2022, the Company issued a press release announcing the Company’s appointment of Dr. Troupin to the Board (the “Press Release”). A copy of the Press Release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit Number	Description.
	99.1	Press release, dated March 1, 2022, issued by Equillium, Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUILLIUM, INC.

Date: March 2, 2022	By: /s/ Bruce D. Steel
Bruce D. Steel
President and Chief Executive Officer